UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2019

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

23975 PARK SORRENTO, SUITE 250, Calabasas CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NTWK	NASDAQ

Item 4.01 Changes in Registrant’s Certifying Accountants

(a)	Dismissal of Independent Registered Public Accountant

On December 23, 2019, KSP Group, Inc. (“Former Auditor”) was dismissed as the independent registered public accounting firm of NetSol Technologies, Inc. (the “Company”). The Audit Committee and Board of Directors of the Company approved the Former Auditor’s dismissal. The dismissal was necessitated by the merger of the Former Auditor with BF Borgers CPA PC (“BF Borgers”). The auditing team who audited and reviewed our financial statements will continue at BF Borgers.

The audit reports of the Former Auditor on the Company’s financial statements for the fiscal years ended June 30, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended June 30, 2019 and 2018 and through the date of this Current Report on Form 8-K, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended June 30, 2019 and 2018 and through the date of this Current Report on Form 8-K, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that our Former Auditor furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached hereto to this amendment to the Form 8-K as Exhibit 16.1.

(b)	Newly Appointed Independent Registered Public Accountant

On December 23, 2019 (“Engagement Date”), the Company engaged BF Borgers CPA PC (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2020. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1. application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Exhibit Number	Description
16.1	Letter from KSP Group, Inc. addressed to the US Securities and Exchange Commission dated December 23, 2019.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	December 23, 2019	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	December 23, 2019	/s/ Roger K. Almond
Chief Financial Officer